SUPPLEMENT DATED DECEMBER 16, 2015

TO THE PROSPECTUSES DATED MAY 1, 2015, AS AMENDED, FOR

New York Life Insurance and Annuity Corporation

New York Life Variable Annuity Policies

Investing in

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the prospectuses (the “Prospectuses”) for the variable annuity policies offered through the separate accounts listed above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

This supplement describes changes to the MainStay VP Marketfield Portfolio (the “Portfolio”) that will become effective on or about January 19, 2016 (the “Effective Date”). The Prospectuses are revised as follows:

1.	Name Change. The Portfolio will be renamed MainStay VP Absolute Return Multi-Strategy Portfolio. All references to MainStay VP Marketfield Portfolio will be deleted and replaced with MainStay VP Absolute Return Multi-Strategy Portfolio.

2.	Change in Subadviser. References to Marketfield Asset Management LLC, the Portfolio’s current subadviser, will be replaced by the following interim subadvisers, which will each be responsible for the day-to-day management of a portion of the Portfolio: (a) Candriam France S.A.S., (b) Cornerstone Capital Management Holdings LLC, (c) Cushing® Asset Management, LP and (d) MacKay Shields LLC. A special meeting of eligible shareholders will be held in 2016 to approve new subadvisory agreements between the Portfolio’s investment adviser, New York Life Investment Management LLC, and the interim subadvisers.

3.	Fees and Expenses. In conjunction with the subadviser change, there is a decrease in the Portfolio’s management fee from 1.40% to 1.25%. The total fund annual expense will also be reduced from 2.55% to 1.95%.

(a)	The maximum percentage listed in the “Total Annual Portfolio Company Operating Expenses” table will be deleted and replaced with 1.95%.

(b)	The following will replace the existing entry in the table showing “Annual Portfolio Company Operating Expenses”:

Fund	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Fund Annual Expense
MainStay VP Absolute Return	1.25%	0.25%	0.45%	1.95%*
Multi-Strategy – Service Class

*New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.71% of the average daily net assets of Service Class shares. This agreement expires on January 19, 2017, and may only be amended or terminated prior to that date by action of the Board.

Please note that, at any time prior to, or within thirty (30) days after the Effective Date, if you have allocations in the Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see “Limits on Transfers” in the Prospectus for your policy) and subject to the restrictions that may apply if you have elected a rider) and without the transfer counting toward the number of free transfers that otherwise may be made in a given policy year. Such transfer will be based on the Accumulation Unit value of the Investment Division as of the close of the Business Day that we receive the transfer request. Please see the Prospectus for your Policy for information on how to complete transfers from the Portfolio to other investment options that we currently offer. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010